SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2004

Duska Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	0-33023	86-0982792
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bala Plaza, Suite 300, Bala Cynwyd, Pennsylvania	19004
(Address of principal executive offices)	(zip code)

(610) 660-6690

Registrant’s Telephone Number

1370 N. Monterey Dr., Apache Junction, AZ 85220

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 30, 2004, Duska Therapeutics, Inc., formerly named Shiprock, Inc. (the “Registrant”) completed the acquisition of Duska Scientific Co, a Delaware corporation (“Duska”), through a reverse triangular merger in which Duska merged with Shiprock Subsidiary, Inc., a Delaware corporation (“Shiprock Sub”) that was a wholly owned subsidiary of the Registrant with no assets or liabilities formed solely for the purpose of facilitating the merger. Duska was the surviving corporation in the merger with Shiprock Sub and became a wholly owned subsidiary of the Registrant.

In connection with the merger, the Registrant issued 17,727,801 shares of its common stock to Duska’s shareholders in conversion of all of the 17,727,801 shares of Duska common stock outstanding on the date of the merger. In connection with the merger, the outstanding common stock purchase warrants and stock options to purchase a total of 13,441,301 shares of Duska’s common stock were cancelled in exchange for warrants and stock options to purchase the same number of shares of the Registrant’s common stock at the same exercise prices and otherwise on the same terms as the Duska stock options and warrants that were cancelled. Immediately prior to the closing of the merger, Duska completed a private placement of 3,667,500 units (“Units”), each unit consisting of one share of Duska common stock and a warrant to purchase one additional share of Duska common stock. Duska received $3,667,500 of proceeds from this private placement before the payment of commissions and offering costs.

Duska is an emerging biopharmaceutical company that was founded in 1996 and commenced its current drug development operations as a privately held company in 1999. Duska is engaged in developing new products for the diagnosis or treatment of human diseases based upon adenosine 5’-triphosphate (“ATP”) and ATP receptors-related technology. The business and assets of Duska and certain risk factors and other considerations relating to Duska’s business and assets and the merger are described under “Information Regarding Duska’s Business” and “Other Considerations,” respectively, in the Registrant’s definitive Information Statement on Schedule 14-C filed with the Securities and Exchange Commission on July 28, 2004, and those descriptions are incorporated herein by this reference.

The terms of the merger were determined by arms-length negotiations between Duska and the Registrant and did not involve the use of any formula or principle in determining the amount of consideration paid by the Registrant in the merger.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

As described in Item 2.01 of this Current Report on Form 8-K, the Registrant issued to Duska’s shareholders on August 30, 2004 in connection with its acquisition of Duska 17,727,801 shares of the Registrant’s common stock in conversion of all of the 17,727,801 shares of outstanding Duska common stock on the date of the merger and issued stock options and warrants to purchase a total of 13,441,301 shares of the Registrant’s common stock in exchange for the cancellation of all of Duska’s outstanding warrants and stock options, with the warrants and options issued by the Registrant having the same exercise prices and other terms as the cancelled warrants and stock options to purchase Duska common stock.

The exercise prices and expiration dates of the warrants and stock options issued by the Registrant in connection with the merger are as follows:

Warrants

Number of Shares	Exercise Price	Expiration Date
1,710,000	$1.04	October 2006
990,000	$2.00	October 2006
960,000	$1.04	September 2007-November 2007
533,301	$1.00	March 2009
540,000	$2.50	March 2007
3,667,500	$2.50	August 2007
75,500*	$1.20	August 2007

*	includes right to acquire additional warrants to purchase an additional 75,500 shares.

Stock Options

Number of Shares	Exercise Price	Expiration Date
3,960,000	$1.04	June 2007-January 2010
1,005,000	$1.00	February 2011

The Registrant’s shares of common stock were issued to 63 holders of Duska’s common stock, and the Registrant’s warrants and stock options were issued to 67 holders of Duska’s warrants and stock options. These securities were issued by the Registrant in reliance upon an exemption from registration under Section 4(2) of the Securities Act of 1933.

In consideration for services rendered to the Registrant by Triax Capital Management, Inc. (“Triax”) in introducing Duska to the Registrant, the Registrant on August 23, 2004 issued Triax a three-year stock option to purchase 25,000 shares of the Registrant’s common stock at $1.00 per share and a three-year stock option to purchase 25,000 shares of the Registrant’s common stock at $2.00 per share. These securities were issued to Triax by the Registrant in reliance upon an exemption from registration under Section 4(2) of the Securities Act of 1933.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On September 1, 2004 the Audit Committee of the Registrant’s Board of Directors dismissed Beckstead and Watts, LLP (“Beckstead”) as its independent auditors. On September 1, 2004, the Audit Committee of Registrant’s Board of Directors engaged Stonefield Josephson, Inc. (“Stonefield”) to serve as the Registrant’s independent public accountants and to audit the Registrant’s financial statements for the year ended December 31, 2004. Stonefield has served as Duska’s independent public accountants since June, 2002.

During the Registrant’s two prior fiscal years and the period from January 1, 2004 through the date of its dismissal, there have been no disagreements with Beckstead on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Beckstead would have caused it to make reference thereto in its reports on the Registrant’s financial statements. In addition, for the same periods, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

Beckstead’s reports on the financial statements of the Registrant for the years ended December 31, 2002 and 2003 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports for both years indicated that there was a substantial doubt as to the Registrant’s ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

During the two fiscal years of the Registrant ended December 31, 2002 and December 31, 2003 and the interim period through the date of this Current Report on Form 8-K, neither the Registrant nor Duska consulted with Stonefield regarding (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant’s financial statements, and either a written report was provided to the Registrant or Duska or oral advice was provided that Stonefield concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

In connection with the merger described in Section 2.01 of this Current Report on Form 8-K, the Registrant on August 30, 2004 issued 17,727,801 shares of its common stock to the former holders of all of Duska’s outstanding common stock and warrants and stock options to purchase a total of 13,441,301 shares of the Registrant’s common stock to the former holders of all of the warrants and stock options to purchase shares of Duska’s common stock. As a result, the former shareholders of Duska owned approximately 92.7% of the Registrant’s common stock immediately following the merger. The merger was unanimously approved by Duska’s shareholders. Under Nevada law, no approval of the merger by the Registrant’s shareholders was required and such approval was not sought by the Registrant.

Concurrently with the closing of the merger, Tommy J. Gropp resigned as the sole officer and director of the Registrant and Duska’s directors (Manfred Mosk, Ph.D., Amir Pelleg, Ph.D., Sanford J. Hillsberg, Rudolph Nisi, M.D., John N. Kapoor, Ph.D., David Benditt, M.D. and Jane Kinsel, Ph.D.) became the directors of the Registrant. No agreements exist to the knowledge of the Registrant among the former or present controlling stockholders of the Registrant and their associates with respect to the election of the Registrant’s directors or any other matter that might result in a change of control of the Registrant.

A description of the Duska directors who became the Registrant’s directors and the Duska officers who became the officers of the Registrant upon the closing of the merger is set forth under “Duska Management” in the Registrant’s definitive Information Statement on Schedule 14-C filed with the Securities and Exchange Commission on July 28, 2004, and that description is incorporated herein by this reference.

The table below sets forth as of the date of the closing of the merger information with respect to beneficial ownership of the Registrant’s common stock by:

•	Mr. Gropp, who was the Registrant’s sole director and executive officer immediately prior to the merger and was the only individual to have served as the Registrant’s Chief Executive Officer during 2003 and 2004.

•	Each other person known to the Registrant to own beneficially more than 5% of the Registrant’s outstanding common stock, either immediately before or after the merger.

•	Each of the current directors of the Registrant.

•	All of the Registrant’s directors and executive officers as a group, both before and immediately after the merger.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock subject to any warrants or options that are presently exercisable or exercisable within 60 days of August 30, 2004, are deemed outstanding for the purpose of computing the percentage ownership of the person holding the warrants or options, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The numbers reflected in the percentage ownership columns are based on 1,580,000 shares of Registrant’s common stock and 17,727,801 shares of Duska’s common stock outstanding immediately prior to the closing of the merger on August 25, 2004, and on 19,127,801 shares of the Registrant’s common stock outstanding immediately after the merger (which gives effect to the Registrant’s repurchase of 180,000 shares from Mr. Gropp). Unless otherwise indicated below, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. An asterisk denotes beneficial ownership of less than 1%.

	Number of Shares			Percent
Name of Beneficial Owner	Before the Merger	After the Merger		Before the Merger	After the Merger
Tommy J. Gropp(1)(2)	500,000	320,000	(2)	31.6%	1.7%

Michael Artis(1)	500,000	500,000		31.6%	2.6%

Manfred Mosk, Ph.D.(3)	0	4,870,536	(4)	0	24.1%

Amir Pelleg, Ph.D.(3)	0	5,149,536	(5)	0	25.4%

Sanford J. Hillsberg(3)	0	4,347,300	(6)	0	22.1%

John N. Kapoor(3)	0	5,586,364	(7)	0	24.0%

Rudolph Nisi, M.D.(3)	0	489,336	(8)	0	2.5%

David Benditt, M.D.(3)	0	78,750	(9)	0	*

Jane Kinsel, Ph.D.(3)	0	82,500	(9)	0	*

All directors and executive officers as a group (one person, Mr. Gropp, before the merger and nine persons after the merger)(10)	1,000,000	20,718,073	(11)	63.3%	77.3%

*	Less than 1%
(1)	The address of each of the persons shown is 1370 N. Monterey Drive, Apache Junction, Arizona 85220.
(2)	In connection with the merger, the Registrant repurchased from Mr. Gropp 180,000 shares owned by him. The shares shown include 100,000 shares that were deposited by Mr. Gropp in escrow at the effective time of the merger.
(3)	The address of each of the persons shown is c/o Duska Scientific Co., Two Bala Plaza, Suite 300, Bala Cynwyd, Pennsylvania 19004.
(4)	Includes 85,836 shares, including 27,918 shares subject to warrants, owned of record by Technomedics Management & Systems, Inc., of which Dr. Mosk is the controlling shareholder. Also includes an additional 1,069,500 shares subject to options.
(5)	Includes 1,172,418 shares subject to warrants and options.

(6)	Includes 49,200 shares owned of record by the Hillsberg Family Trust, of which Mr. Hillsberg is a co-trustee. Also includes 544,500 shares subject to options. Excludes 301,836 shares, including 267,918 shares subject to options and warrants, owned beneficially by Troy & Gould Professional Corporation, of which Mr. Hillsberg is a managing partner.
(7)	With the exception of 82,500 shares subject to options held by Dr. Kapoor, all of the shares shown are held by Dr. Kapoor’s trust, of which Dr. Kapoor is trustee. Includes 4,178,315 shares subject to warrants and options.
(8)	Includes 407,418 shares subject to warrants and options.
(9)	All of the shares shown are subject to options.
(10)	Mr. Gropp resigned as a director and officer in connection with the merger, and the directors and executive officers of Duska were appointed as the Registrant’s directors and executive officers upon the closing of the merger.
(11)	Includes 7,675,070 shares subject to warrants and options.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of August 30, 2004, the Registrant’s Board of Directors amended and restated the Registrant’s bylaws. The following description summarizes material differences between the Registrant’s prior bylaws and the bylaws adopted by the Board of Directors. The following description is intended as a summary only and is qualified in its entirety by reference to the amended and restated bylaws filed as an exhibit to this Current Report on Form 8-K.

•	The new bylaws provide that actions may be taken by the stockholders by a written consent signed by a majority of the voting power of the corporation instead of by the holders of all of such voting power, as required by the prior bylaws.

•	The new bylaws provide a new provision not provided for in the prior bylaws that in order for a stockholder to propose business to be brought before an annual meeting, the stockholder must give notice of the proposal 90 days prior to the meeting and the notice must set forth (i) information with regard to the proposal, (ii) information about the stockholder and its stockholdings, and (iii) any material interest of the stockholder in such business.

•	The new bylaws remove the provision providing for cumulative voting for directors in the prior bylaws. However, under Nevada law, cumulative voting may only be provided for in a corporation’s articles of incorporation, and the Registrant’s articles of incorporation have not provided for cumulative voting.

•	The new bylaws provide for the Board of Directors to consist of seven directors, which may be changed from time to time by the Board of Directors or the stockholders but shall only vary between a minimum of three and a maximum of nine, instead of a Board of Directors to consist of between one and seven directors, as provided by the prior bylaws.

•	The new bylaws include a new provision not provided for in the prior bylaws that in order for a stockholder to propose a director for nomination to the Board of Directors, the stockholder must give notice of the proposal 90 days prior to the meeting and the notice must set forth (i) information about the nominee for the directorship including employment background and information required to be disclosed in solicitations for proxies and (ii) information about the proposing stockholder and its stockholdings.

•	The new bylaws provide that a director may be removed with or without cause, at a meeting of the stockholders, by a vote of two-thirds of the voting power of the corporation, whereas the prior bylaws provided that a director could be removed for cause by a majority vote of the stockholders or majority vote of the Board of Directors and that a director could be removed without cause by a majority vote of the stockholders.

•	The new bylaws provide that a vacancy on the Board of Directors, however caused, may be filled by a majority vote of the directors instead of vacancies being filled by a majority vote of the directors or majority vote of the stockholders, as provided by the prior bylaws.

•	The new bylaws added a provision that a director may be compensated as such for his service on the Board of Directors in addition to, as provided by the prior bylaws, being paid her expenses for attendance.

•	The new bylaws provide that any changes to the bylaws may be made by the Board of Directors or a majority vote of the stockholders and the stockholders may provide that any change to the bylaws approved by them may not be altered by the Board of Directors, as compared to the prior bylaws, which provided that that any changes to the bylaws could be made by a vote of at least two-thirds of the stockholders or by a majority of the Board of Directors.

Section 8 – Other Events

Item 8.01 Other Events

Concurrently with the closing of the merger, the Registrant changed its principal executive offices to be located at Two Bala Plaza, Suite 300, Bala Cynwyd, Pennsylvania 19004, which has been the location of Duska’s principal executive offices.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

The financial statements of Duska required by Rule 3-05(b) of Regulation S-X will be filed by the Registrant by an amendment to this Current Report on Form 8-K by no later than November 1, 2004.

Report of Independent Public Accountants

Balance Sheet as of June 30, 2004 (unaudited) and December 31, 2003 (audited)

Statement of Operations for the years ended December 31, 2002 and 2003 (audited) and the six months ended June 30, 2004 (unaudited)

Statement of Stockholders’ Equity for each of the years ended December 31, 2002 and 2003 (audited) and the six months ended June 30, 2004 (unaudited)

Statements of Cash Flows for each of the years ended December 31, 2002 and 2003 (audited) and the six months ended June 30, 2004 (unaudited)

Notes to Financial Statements

(b)	Pro forma financial information

The pro forma financial information of the Registrant and Duska required by Article 11 of Regulation S-X will be filed by the Registrant by an amendment to this Current Report on Form 8-K by no later than November 1, 2004.

(c)	Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

2.1 Agreement and Plan of Reorganization, dated as of February 2, 2004, by and among Shiprock, Inc., Shiprock Subsidiary, Inc., Tommy J. Gropp and Duska Scientific Co.*

2.2 Amendment to Agreement and Plan of Reorganization, dated as of June 30, 2004, by and among Shiprock, Inc., Shiprock Subsidiary, Inc., Tommy J. Gropp, Michael Artis and Duska Scientific Co.*

3.1 Amended and Restated Bylaws of Registrant.

4.1 Form of Warrant, dated August 30, 2004, for the purchase of common stock issued by Duska to the purchasers of the Units, which has been assumed by the Registrant.

16. Letter from Beckstead and Watts, LLP

99. The “Other Considerations”, “Information Regarding Duska’s Business” and “Duska Management” sections of Registrant’s definitive Information Statement on Schedule 14-C filed with the Securities and Exchange Commission on July 28, 2004.

*	Incorporated by reference to the Registrant’s definitive Information Statement on Schedule 14-C filed with the Securities and Exchange Commission on July 28, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUSKA THERAPEUTICS, INC. (Registrant)

By:	/s/ Amir Pelleg
Amir Pelleg, Ph.D.
President

September 3, 2004